SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 13, 2012

UNIVERSAL ELECTRONICS INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21044	33-0204817
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

6101 Gateway Drive

Cypress, California 90630

(Address of principal executive offices, with Zip Code)

(714) 820-1000

(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	1
SIGNATURES	2

Item 5.07 Submission of Matters to a Vote of Security Holders.

Universal Electronics Inc. (the “Company”) held its annual meeting of stockholders on June 13, 2012, and the following matters were voted on at that meeting:

1. The election of the following directors who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Withheld	Non-Votes	Uncast
Paul D. Arling	10,934,875	1,630,945	1,324,638	0
Satjiv S. Chahil	11,269,536	1,296,284	1,324,638	0
William C. Mulligan	10,645,205	1,920,615	1,324,638	0
J.C. Sparkman	10,792,338	1,773,482	1,324,638	0
Gregory P. Stapleton	11,273,728	1,292,092	1,324,638	0
Carl E. Vogel	9,740,980	2,824,840	1,324,638	0
Edward K. Zinser	11,228,304	1,337,516	1,324,638	0

2. Stockholders approved an advisory resolution on the Company’s executive compensation as follows:

For	Against	Abstain	Non-Votes	Uncast
9,138,017	3,387,734	40,069	1,324,638	0

3. The ratification of the appointment of the independent registered public accounting firm Grant Thornton LLP was approved by the following vote:

For	Against	Abstain	Non-Votes	Uncast
13,617,784	271,485	1,189	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: June 20, 2012	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer
(Principal Financial Officer)

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